UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2008

FEDERAL HOME LOAN MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Freddie Mac

Federally chartered corporation	000-53330	52-0904874

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 Jones Branch Drive McLean, Virginia	22102

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 903-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a) As previously disclosed, Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation) received a notice from the New York Stock Exchange (the “NYSE”) on November 17, 2008, that Freddie Mac had failed to satisfy one of the NYSE’s standards for continued listing of its common stock because the average closing price of its common stock during 30 consecutive trading days had been less than $1.00 per share.

On December 2, 2008, Freddie Mac advised the NYSE of its intent to cure this deficiency by May 18, 2009. Although Freddie Mac is currently working with its conservator, the Federal Housing Finance Agency (“FHFA”), to determine the specific action or actions that Freddie Mac will take to cure the deficiency, Freddie Mac has advised the NYSE, that, if necessary to bring its share price and its average share price for 30 consecutive trading days above $1.00, and subject to the approval of the U.S. Department of the Treasury, Freddie Mac may undertake a reverse stock split in order to cure the deficiency prior to the May 18, 2009 date. Freddie Mac expects to determine the actual number of shares that will produce one share of common stock as a result of any reverse stock split based on both the market price of Freddie Mac’s common stock prior to announcement of the split and additional input from FHFA and Treasury.

Under applicable NYSE rules, Freddie Mac now has until May 18, 2009, subject to supervision by the NYSE, to bring its share price and its average share price for the 30 consecutive trading days preceding May 18, 2009, above $1.00. If it fails to do so, the NYSE rules provide that the NYSE will initiate suspension and delisting procedures.

Item 7.01.  Regulation FD Disclosure

On December 2, 2008, Freddie Mac issued a news release announcing its intention to cure the existing deficiency in the share price and average share price of its common stock. The news release, a copy of which is attached as Exhibit 99.1 to this report, is incorporated into this report by reference.

The information in this item, including Exhibit 99.1 submitted herewith, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of Section 18, nor shall it be deemed incorporated by reference into any disclosure document relating to Freddie Mac, except to the extent, if any, expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

  (d)  Exhibits

The following exhibit is being furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	News Release, dated December 2, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL HOME LOAN MORTGAGE CORPORATION

By:	/s/ David M. Moffett

David M. Moffett
Chief Executive Officer

Date: December 2, 2008

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	News Release, dated December 2, 2008